UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 4, 2011

EMC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Massachusetts	1-9853	No. 04-2680009
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

176 South Street, Hopkinton, MA		01748
(Address of Principal Executive Offices)		(Zip code)

Registrant’s telephone number, including area code: (508) 435-1000

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

EMC Corporation’s Annual Meeting of Shareholders was held on May 4, 2011. There was no solicitation in opposition to management’s nominees as listed in EMC’s proxy statement, and all such nominees were elected directors for a one-year term. The shareholders ratified the selection by the Audit Committee of PricewaterhouseCoopers LLP as EMC’s independent auditors for the fiscal year ending December 31, 2011, approved the EMC Corporation Amended and Restated 2003 Stock Plan, approved an amendment to EMC’s Bylaws to reduce the percentage of shares required for shareholders to call a special meeting of shareholders, provided an advisory vote on executive compensation and provided an advisory vote on the frequency of future advisory votes on executive compensation. The results of the votes for each of these proposals were as follows:

1.	Election of Directors:

	For	Against	Abstain	Broker Non-Votes
Michael W. Brown	1,445,452,456	20,837,760	994,175	261,975,839
Randolph L. Cowen	1,454,058,651	12,200,208	1,025,532	261,975,839
Gail Deegan	1,444,155,277	22,238,625	890,489	261,975,839
James S. DiStasio	1,441,187,524	25,067,765	1,029,102	261,975,839
John R. Egan	1,447,709,157	18,577,121	998,113	261,975,839
Edmund F. Kelly	1,458,969,120	7,308,406	1,006,865	261,975,839
Windle B. Priem	1,441,915,208	24,344,123	1,025,060	261,975,839
Paul Sagan	1,440,134,664	26,167,979	981,748	261,975,839
David N. Strohm	1,451,906,605	14,382,331	995,455	261,975,839
Joseph M. Tucci	1,420,927,788	45,328,054	1,028,549	261,975,839

2.	Ratification of the selection by the Audit Committee of PricewaterhouseCoopers LLP as EMC’s independent auditors for the fiscal year ending December 31, 2011:

For:	1,679,715,399
Against:	47,408,461
Abstain:	2,136,370
Broker Non-Votes:	0

3.	Approval of the EMC Corporation Amended and Restated 2003 Stock Plan:

For:	1,253,713,477
Against:	211,129,367
Abstain:	2,441,547
Broker Non-Votes:	261,975,839

4.	Approval of an amendment to EMC’s Bylaws to reduce the percentage of shares required for shareholders to call a special meeting of shareholders:

For:	1,717,160,775
Against:	9,787,779
Abstain:	2,311,676
Broker Non-Votes:	0

5.	Advisory vote on executive compensation:

For:	1,438,248,760
Against:	24,800,665
Abstain:	4,234,966
Broker Non-Votes:	261,975,839

6.	Advisory vote on the frequency of future advisory votes on executive compensation:

One Year:	1,267,293,602
Two Years:	17,355,450
Three Years:	178,923,838
Abstain:	3,711,501
Broker Non-Votes:	261,975,839

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMC CORPORATION

By:	/s/ Paul T. Dacier
Paul T. Dacier
Executive Vice President and General Counsel

Date: May 6, 2011